Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 4

Prospectus supplement dated September 14, 2010

to Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Putnam Variable Trust – Putnam VT Vista Fund: Class IB is no longer available to receive transfers or new premium payments effective on or about September 17, 2010.